UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

Medical Information Technology, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

000-28092
(Commission File Number)

04-2455639
(IRS Employer Identification No.)

MEDITECH Circle, Westwood, MA
(Address of principal executive offices)

02090
(Zip Code)

781-821-3000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	none	none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03 Material Modification to Rights of Security Holders.

On November 30, 2020, Medical Information Technology, Inc. (the "Company") filed with the Massachusetts Secretary of the Commonwealth Articles of Amendment amending the Company's Articles of Organization to effect a 1-for-5,000 reverse stock split (the "Reverse Stock Split") of the Company's common stock, par value $1.00.

As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock immediately prior to the Reverse Stock Split was reduced from 40,000,000 to 8,000 shares, such that every 5,000 shares of Common Stock held by a shareholder immediately prior to the Reverse Stock Split were combined and reclassified into one share of Common Stock. Immediately following the Reverse Stock Split, there were 7098 shares of Common Stock outstanding.

No fractional shares were issued in connection with the Reverse Stock Split. Each shareholder who would otherwise be entitled to a fraction of a share of Common Stock upon the Reverse Stock Split was, in lieu thereof, entitled to receive a cash payment of $45.00 per share of Common Stock before the Reverse Stock Split.

Item 5.03 Amendments to Articles of Organization.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 30, 2020, the Company held a special meeting of shareholders (the "Special Meeting"). The following is a brief description of the final voting results for the proposal submitted to a vote of the shareholders at the Special Meeting. The final voting results do not reflect the Reverse Stock Split.

Proposal - Approval of Amendment to Articles of Organization to Effect the Reverse Stock Split.

Votes For	Votes Against	Abstentions
34,711,912	361,840	321,054

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment to Articles of Organization of Medical Information Technology, Inc., dated November 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Medical Information Technology, Inc.
By: /s/ Howard Messing
Name: Howard Messing
Title: Chief Executive Officer
Date: November 30, 2020